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                                                                 EXHIBIT 10.22


                                    FORM OF
                            SUBSCRIPTION AGREEMENT


          THIS AGREEMENT is made as of this ____ day of May, 1999, by and between E2Enet.com, Inc., a corporation incorporated under the laws of the State of Delaware ("Company"), and _________ (the "Subscriber") with reference to the following Recitals:

          A. The Company was incorporated on February 9, 1999, under the laws of the State of Delaware.

          B. The Company has authority to issue 10,000,000 shares of the Common Stock, $.01 par value.

          C. At the date hereof, the Company has issued less than 10,000,000 shares of its capital stock.

          D. The Company and Subscriber have previously agreed to the stock purchase described herein to be effectively issued as of May 7, 1999, and this Agreement memorializes this prior oral agreement.

          E. The Subscriber desires to purchase ________ shares of the Common Stock of the Company on the terms hereinafter set forth.

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. The Subscriber hereby subscribes for and agrees to purchase from the Company at the price of $.01 per share, ________ shares of the Common Stock, $.01 par value, of the Company (the "SHARES"). The Subscriber understands, however, that this subscription shall not be binding until countersigned by the Company.

          2. The payment for the shares shall be made in cash or promissory note upon receipt of a certificate or certificates evidencing issue to the Subscriber of the appropriate number of fully-paid and non-assessable shares of the Company.

          3. In connection with the purchase and sale of the Shares hereunder, Subscriber represents and warrants to the Company that:

          (a) The Shares to be acquired by Subscriber pursuant to this Agreement will be acquired for Subscriber's own account and not with a view to, or
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intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any applicable state securities laws, and none of the Shares will be disposed of in contravention of the Securities Act or any applicable state securities laws.

          (b) Subscriber is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and Subscriber is able to evaluate the risks and benefits of the investment in the Shares; if Subscriber is not an accredited investor as defined above, Subscriber hereby appoints Jonathan J. Ledecky as Subscriber's purchaser's representative in connection with Subscriber's receipt of the Shares hereunder.

          (c) Subscriber is able to bear the economic risk of such Subscriber's investment in the Stock for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (d) Subscriber has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Shares and has had full access to such other information concerning the Company as such Subscriber has requested.

          (e) This Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by Subscriber does not and, to the knowledge of Subscriber, will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Subscriber is a party (including, but not limited to, any agreement referred to in subparagraph 3(f) below) or any judgment, order or decree to which Subscriber
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is subject and Subscriber further represents and warrants that Subscriber is not now in breach of any such agreement, contract or instrument to which Subscriber is a party.

          (f) Subscriber is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement that would be breached by Subscriber's relationship with the Company or any subsidiary of the Company.

          (g) Subscriber acknowledges that the Company has provided to Subscriber adequate disclosure materials (related to the Company) for purposes of Subscriber's investment in the Common Stock.

          4. The Subscriber hereby agrees that certificates representing the Shares may bear the following legend:

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          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
          BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

          5. The Subscriber agrees to hold harmless and indemnify the Company for any and all liabilities resulting to it through violation by the undersigned of the above representations.

          6. The Subscriber agrees that this Subscription Agreement is binding on the undersigned's heirs, executors and assigns.

          7. Simultaneously with the execution of this Subscription Agreement, the Subscriber agrees to enter into the Stockholders Agreement attached hereto as Annex I.
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          8.  This Subscription Agreement shall be governed by the laws of the
State of Delaware applicable to agreements made and entirely to be performed within such jurisdiction.

          9. This Subscription Agreement may be signed in counterparts and shall be binding on a party if transmitted to the other party by facsimile.

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          IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                            COMPANY



                            By:___________________________________
                              Steven J. Quamme
                              Senior Vice President


                            SUBSCRIBER



                              ____________________________________
                              Name:_______________________________
                              Address:____________________________
                                      ____________________________
                                      ____________________________

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